                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2743

                             SCUDDER STRATEGIC INCOME FUND
                             -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Income Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains distribution, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and 10-year periods shown for Class A and C shares and during all perods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Strategic Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	2.96%	10.62%	9.89%	7.20%	6.36%
Class B	2.46%	9.59%	8.94%	6.24%	5.37%
Class C	2.50%	9.67%	9.06%	6.44%	5.57%
Lehman Brothers Government/Credit Index+	.75%	5.13%	6.36%	7.71%	7.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 4.76	$ 4.76	$ 4.79
10/31/04	$ 4.76	$ 4.76	$ 4.79
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .14	$ .12	$ .12
April Income Dividend	$ .0235	$ .0202	$ .0202
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Strategic Income Fund — Class A [] Lehman Brothers Government/Credit Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,564	$12,674	$13,521	$17,689
	Average annual total return	5.64%	8.22%	6.22%	5.87%
Class B	Growth of $10,000	$10,659	$12,730	$13,437	$16,875
	Average annual total return	6.59%	8.38%	6.09%	5.37%
Class C	Growth of $10,000	$10,967	$12,973	$13,661	$17,187
	Average annual total return	9.67%	9.06%	6.44%	5.57%
Lehman Brothers Government/ Credit Index+	Growth of $10,000	$10,513	$12,033	$14,499	$20,080
	Average annual total return	5.13%	6.36%	7.71%	7.22%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings — Multi-Sector Income Funds as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	110	8
3-Year	38	of	93	41
5-Year	42	of	87	48
10-Year	29	of	43	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class S**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,029.60	$ 1,024.60	$ 1,025.00	$ 990.00
Expenses Paid per $1,000*	$ 5.54	$ 10.29	$ 9.89	$ 2.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,019.34	$ 1,014.63	$ 1,015.03	$ 1,009.62
Expenses Paid per $1,000*	$ 5.51	$ 10.24	$ 9.84	$ 2.45

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S**
Scudder Strategic Income Fund	1.10%	2.05%	1.97%	1.01%

** For the period February 1, 2005 (commencement of operations) to April 30, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Fund's most recent semiannual period ended April 30, 2005.

Q:  How did the fund perform over the six-month period ended April 30?

A:  For the six-month period ended April 30, 2005, the fund's Class A shares provided a 2.96% total return, compared with the 0.75% total return of the fund's benchmark, the Lehman Brothers Government/Credit Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 4 for performance of other share classes and more complete performance information.) The fund also outperformed the 2.22% average return of its peers in the Lipper Multi-Sector Income Funds category.2

1 The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in the Lipper category.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  The past six months were reasonably favorable for fixed-income investing. Long-term interest rates and prices of long-term bonds remained relatively stable in the face of continued action by the Federal Reserve Board (the Fed) to increase short-term rates. For the period, the so-called spread sectors — which trade at a yield advantage versus US Treasury bonds — outperformed, as the ongoing economic recovery and strengthening of global demand supported high-yield and emerging-markets issuers. Emerging markets were additionally supported by high oil prices and a generally stable political backdrop. As the period progressed, however, these sectors gave back some of their outperformance, as high-yield and emerging-market spreads versus comparable Treasuries had become somewhat less attractive. In addition, the Fed tightening made the "carry trade" less profitable for emerging-markets investors.3

3 The carry trade is accomplished when investors borrow short-term and invest longer-term in fixed-income instruments such as emerging-markets bonds to capture higher yields.

4 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index.

Q:  How did the fund's sector allocations and country selection affect performance?

A:  The fund had overweight exposure to both high-yield and emerging-markets bonds, and this positioning significantly helped performance during much of the period.4 As the period progressed and spreads on high-yield and emerging-markets issues narrowed, we gradually lowered our exposure to these sectors. This more defensive posture helped to reduce the impact on the fund as performance of those markets weakened toward the end of the period. Among the fund's holdings of sovereign debt, our overweight exposure to euro-bloc government bonds boosted performance. In the US portion of the fund, we were positioned somewhat more conservatively than the overall market with respect to the duration and interest rate sensitivity of fund holdings, which held back performance to a degree.

Q:  Will you comment on developments in the emerging markets over the period?

A:  The beginning of the period saw an election crisis in the Ukraine, which was eventually resolved peacefully and to the satisfaction of the international community. During the period of uncertainty that this situation created, the debt of other emerging markets did not respond negatively, a sign of the overall health and maturity of this sector. Turkey has benefited for some time from the perception that it has made substantial progress toward eventually joining the European Economic Union. However, the outlook in this regard wavered over the period and created substantial volatility for Turkish issues, with some carryover to other emerging markets. Russia and several other emerging-markets countries continue to benefit from crude oil prices that are hovering near historic highs.

Q:  Where else is the fund invested?

A:  In addition to the high-yield and emerging-markets sectors, a significant portion of the portfolio is invested in high quality sovereign bonds. These of course include US Treasury bonds, as well as debt of the United Kingdom and other countries within the European Union, and yen-denominated bonds. This means that the fund is invested both in the high-quality debt issued by governments and provinces of the major industrialized countries and in that of lower-quality corporate and emerging-markets issuers, but holds no investment-grade corporate bonds. We "barbell" the fund's credit exposure in this way to make it easier for us to distinguish between the fund's levels of credit risk and interest rate risk, and to manage both types of risk.

Q:  How did the fund's currency stance influence performance?

A:  Approximately 10% of the portfolio was invested in non-dollar assets in the period. The dollar had fallen sharply just prior to the beginning of the semiannual period as concerns rose over the United States' continued need for heavy capital flows from around the world to finance its debt. However, the Fed's increases in short-term US interest rates and the continued higher growth rates experienced by the United States versus Europe and Japan appear to have placed a floor under the dollar for the time being. As a result, the dollar fluctuated within a trading range over the period, and our nondollar exposure was essentially a neutral factor with respect to performance.

Q:  What is your current assessment of the fixed-income environment?

A:  We believe there is more reason to be concerned about inflation than there was six months ago, mainly because of continued high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. As a result, we do expect long-term interest rates in the United States to eventually rise, and we remain positioned somewhat conservatively with respect to the fund's duration and interest rate exposure in the United States. Still, the underlying economic environment is stable, the Fed appears to be moving steadily to a neutral monetary policy, and US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

The yield advantage provided by both high-yield and emerging-markets issues has in recent months been relatively narrow by historical standards. In addition, Ford and General Motors Corp. were both downgraded to junk status after the close of the fund's semiannual period, which may affect investor interest in US spread sectors. We anticipate that the fund will maintain a slightly higher overall credit quality over the second half of the fiscal year, with exposure to high-yield and emerging-markets issues somewhat lower than in the early part of the period.

Going forward, we will continue to monitor the global economy and the statements of the world's central banks, as well as the relative value provided by sovereign, emerging-markets and high-yield issuers. We believe that Scudder Strategic Income Fund remains an attractive vehicle for investors seeking high current return from a broad-based, actively managed portfolio of bonds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	4/30/05	10/31/04

Corporate Bonds	36%	42%
Foreign Bonds — US$ Denominated	23%	23%
Foreign Currency Bonds	24%	22%
US Government Backed	11%	8%
Cash Equivalents	5%	1%
Other	1%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/05	10/31/04

AAA*	24%	22%
AA	4%	9%
A	6%	6%
BBB	7%	6%
BB	18%	18%
B	28%	31%
CCC and CC	6%	8%
Below CC	7%	—
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	4/30/05	10/31/04

Average maturity	7.3 years	7.5 years
Average duration	5.0 years	5.2 years

Asset allocation, quality and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 34.7%
Consumer Discretionary 8.6%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (e)	240,000	229,200
Adesa, Inc., 7.625%, 6/15/2012	180,000	175,500
AMC Entertainment, Inc., 8.0%, 3/1/2014 (e)	560,000	506,800
Ames True Temper, Inc., 144A, 7.141%**, 1/15/2012	225,000	211,500
AutoNation, Inc., 9.0%, 8/1/2008	255,000	277,313
Aztar Corp., 7.875%, 6/15/2014 (e)	490,000	513,275
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	195,000	189,638
Cablevision Systems New York Group, 144A, 7.88%**, 4/1/2009	445,000	453,900
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	255,000	280,819
9.375%, 2/15/2007	180,000	192,375
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	880,000	561,000
9.625%, 11/15/2009 (e)	970,000	708,100
10.25%, 9/15/2010 (e)	1,500,000	1,498,125
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	545,000	397,850
CSC Holdings, Inc., 7.875%, 12/15/2007	745,000	761,762
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,885,000	2,217,231
DIMON, Inc.:
7.75%, 6/1/2013	410,000	462,275
Series B, 9.625%, 10/15/2011	1,240,000	1,393,760
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	190,000	161,500
Series B, 9.0%, 5/1/2009 EUR	145,000	127,816
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	135,000	130,950
Eye Care Centers of America, Inc., 144A, 10.75%, 2/15/2015	210,000	195,300
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	260,000	241,800
General Motors Corp., 8.25%, 7/15/2023 (e)	95,000	72,684
Icon Health & Fitness, Inc., 11.25%, 4/1/2012 (e)	240,000	170,400
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	405,000	328,556
ITT Corp., 7.375%, 11/15/2015	625,000	670,313
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	1,000,000	1,081,250
144A, 11.875%, 2/1/2009	270,000	291,937
Kellwood Co., 7.625%, 10/15/2017	80,000	84,932
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012 (e)	310,000	285,200
Mediacom LLC, 9.5%, 1/15/2013 (e)	680,000	651,100
MGM MIRAGE:
8.375%, 2/1/2011 (e)	915,000	972,187
9.75%, 6/1/2007	305,000	328,638
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	185,000	201,650
NCL Corp., 144A, 10.625%, 7/15/2014	405,000	415,125
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	550,000	376,750
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	180,000	167,400
10.75%, 7/15/2008 (e)	205,000	202,438
Petro Stopping Centers, 9.0%, 2/15/2012 (e)	840,000	835,800
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	400,000	402,000
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	475,000	482,125
PRIMEDIA, Inc.:
8.164%**, 5/15/2010	760,000	798,000
8.875%, 5/15/2011	770,000	796,950
Renaissance Media Group LLC, 10.0%, 4/15/2008	410,000	414,613
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	515,000	585,813
Restaurant Co., 11.25%, 5/15/2008	608,026	595,866
Sbarro, Inc., 11.0%, 9/15/2009 (e)	245,000	235,200
Schuler Homes, Inc., 10.5%, 7/15/2011	1,025,000	1,126,683
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	905,000	497,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,160,000	1,151,300
8.75%, 12/15/2011	545,000	557,262
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	330,000	326,700
Toys "R" Us, Inc., 7.375%, 10/15/2018	775,000	612,250
Trump Holdings & Funding, 12.625%, 3/15/2010	385,000	415,800
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	700,000	752,500
11.75%, 2/15/2013 EUR	155,000	227,386
United Auto Group, Inc., 9.625%, 3/15/2012	665,000	691,600
Visteon Corp.:
7.0%, 3/10/2014 (e)	950,000	662,625
8.25%, 8/1/2010 (e)	50,000	38,375
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	300,000	319,500
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	975,000	957,937
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	840,000	785,400
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	603,778	612,835
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	600,000	558,000
		33,628,619
Consumer Staples 1.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	263,000	272,863
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	265,000	250,425
GNC Corp.:
8.5%, 12/1/2010 (e)	190,000	145,350
144A, 8.625%, 1/15/2011	35,000	31,150
Duane Reade, Inc., 9.75%, 8/1/2011 (e)	290,000	249,400
National Beef Packing Co., 10.5%, 8/1/2011	295,000	282,463
North Atlantic Trading Co., 9.25%, 3/1/2012 (e)	1,085,000	781,200
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (e)	508,000	421,640
Rite Aid Corp., 11.25%, 7/1/2008	735,000	775,425
Standard Commercial Corp., 8.0%, 4/15/2012	270,000	309,487
Swift & Co.:
10.125%, 10/1/2009	65,000	69,550
12.5%, 1/1/2010	540,000	595,350
Viskase Companies, Inc., 11.5%, 6/15/2011	245,000	257,250
		4,441,553
Energy 2.8%
Belden & Blake Corp., 8.75%, 7/15/2012	500,000	452,500
Chesapeake Energy Corp.:
144A, 6.625%, 1/15/2016	110,000	108,350
6.875%, 1/15/2016	235,000	233,825
9.0%, 8/15/2012	275,000	301,125
CITGO Petroleum Corp., 6.0%, 10/15/2011	630,000	612,675
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	110,000	91,025
7.125%, 5/15/2018	530,000	386,900
7.625%, 10/15/2026	215,000	154,800
144A, 9.875%, 7/15/2010	585,000	590,850
El Paso Production Holding Corp., 7.75%, 6/1/2013	680,000	685,100
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	665,000	655,025
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (e)	220,000	154,000
Pemex Project Funding Master Trust:
6.375%, 8/5/2016 EUR	100,000	137,564
9.5%, 9/15/2027	1,800,000	2,237,400
144A, 9.5%, 9/15/2027	500,000	621,500
Southern Natural Gas, 8.875%, 3/15/2010	530,000	576,057
Stone Energy Corp.:
6.75%, 12/15/2014	350,000	332,500
8.25%, 12/15/2011	805,000	825,125
Whiting Petroleum Corp., 7.25%, 5/1/2013	55,000	54,450
Williams Companies, Inc.:
8.125%, 3/15/2012	995,000	1,089,525
8.75%, 3/15/2032	340,000	391,000
		10,691,296
Financials 4.2%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	105,000	73,500
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	800,000	712,000
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	286,000	311,740
AmeriCredit Corp., 9.25%, 5/1/2009	1,120,000	1,192,800
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	235,000	148,219
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	240,000	248,400
E*TRADE Financial Corp., 8.0%, 6/15/2011	550,000	563,750
FINOVA Group, Inc., 7.5%, 11/15/2009	2,479,050	1,084,584
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	230,000	0
General Motors Acceptance Corp.:
5.625%, 5/15/2009 (e)	110,000	99,571
6.125%, 8/28/2007	65,000	63,336
6.75%, 12/1/2014 (e)	260,000	217,812
H&E Equipment/Finance, 11.125%, 6/15/2012	465,000	511,500
Poster Financial Group, Inc., 8.75%, 12/1/2011	495,000	499,950
PXRE Capital Trust I, 8.85%, 2/1/2027	445,000	460,575
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	185,000	137,825
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	420,000	479,850
Radnor Holdings Corp., 11.0%, 3/15/2010 (e)	695,000	462,175
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	290,000	266,800
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	5,750,000	6,565,614
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	620,000	488,250
Triad Acquisition, 144A, 11.125%, 5/1/2013	365,000	362,628
UGS Corp., 144A, 10.0%, 6/1/2012	535,000	572,450
Universal City Development, 11.75%, 4/1/2010	825,000	934,313
		16,457,642
Health Care 1.2%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	445,000	458,350
Curative Health Services, Inc., 10.75%, 5/1/2011 (e)	335,000	254,600
Encore Medical Corp., 9.75%, 10/1/2012	305,000	283,650
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	295,000	280,250
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	695,000	712,375
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	310,000	310,000
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	455,000	432,250
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (e)	715,000	664,950
144A, 9.25%, 2/1/2015	1,270,000	1,270,000
		4,666,425
Industrials 5.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	590,000	631,300
Allied Security Escrow Corp., 11.375%, 7/15/2011	495,000	504,900
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	1,145,000	1,004,737
Series B, 9.25%, 9/1/2012	478,000	504,290
Avondale Mills, Inc., 144A, 10.09%**, 7/1/2012	505,000	487,325
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	320,000	315,200
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	155,000	164,300
8.625%, 5/15/2011	125,000	132,500
Browning-Ferris Industries:
7.4%, 9/15/2035	690,000	576,150
9.25%, 5/1/2021	190,000	191,900
Cenveo Corp., 7.875%, 12/1/2013 (e)	525,000	492,188
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	965,000	1,013,250
Columbus McKinnon Corp., 10.0%, 8/1/2010	395,000	424,625
Congoleum Corp., 8.625%, 8/1/2008*	270,000	265,950
Cornell Companies, Inc., 10.75%, 7/1/2012	520,000	540,800
Dana Corp., 7.0%, 3/1/2029 (e)	545,000	441,404
Erico International Corp., 8.875%, 3/1/2012	335,000	338,350
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (e)	175,000	126,000
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (e)	820,000	721,600
GS Technologies Operating Co., Inc., 12.0%, 9/1/2004*	269,411	674
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	90,000	90,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	860,000	930,950
Joy Global, Inc., Series B, 8.75%, 3/15/2012	195,000	214,988
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	155,000	165,075
Kansas City Southern:
7.5%, 6/15/2009	180,000	181,800
9.5%, 10/1/2008	1,225,000	1,319,937
Kinetek, Inc., Series D, 10.75%, 11/15/2006	850,000	786,250
Laidlaw International, Inc., 10.75%, 6/15/2011	545,000	621,300
Metaldyne Corp.:
144A, 10.0%, 11/1/2013 (e)	515,000	437,750
11.0%, 6/15/2012 (e)	110,000	83,600
Millennium America, Inc., 9.25%, 6/15/2008	865,000	921,225
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (e)	500,000	250,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	370,000	418,100
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	293,000	278,350
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	385,000	358,050
Ship Finance International Ltd., 8.5%, 12/15/2013	640,000	608,000
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	260,000	241,800
10.375%, 7/1/2012	780,000	819,000
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	350,000	395,500
United Rentals North America, Inc., 7.0%, 2/15/2014 (e)	1,100,000	990,000
Westlake Chemical Corp., 8.75%, 7/15/2011	410,000	445,875
Xerox Capital Trust I, 8.0%, 2/1/2027	75,000	75,750
		19,510,743
Information Technology 0.9%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	165,000	167,887
10.5%, 6/15/2011	525,000	551,250
Eschelon Operating Co.:
8.375%, 3/15/2010	95,000	82,413
8.376%, 3/15/2010	130,000	112,775
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,025,000	864,844
7.25%, 7/15/2006 (e)	195,000	198,412
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013	1,390,000	1,244,050
10.375%, 1/15/2010	290,000	317,550
Viasystems, Inc., 10.5%, 1/15/2011	40,000	38,400
		3,577,581
Materials 4.8%
Aqua Chemical, Inc., 11.25%, 7/1/2008	325,000	276,250
ARCO Chemical Co., 9.8%, 2/1/2020	2,010,000	2,221,050
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,225,000	826,875
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	910,000	891,800
Constar International, Inc., 144A, 6.149%**, 2/15/2012	285,000	282,150
Dayton Superior Corp.:
10.75%, 9/15/2008	425,000	416,500
13.0%, 6/15/2009 (e)	915,000	777,750
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	310,000	302,250
GEO Specialty Chemicals, Inc., 11.06%, 12/31/2009	295,000	312,700
Georgia-Pacific Corp.:
8.0%, 1/15/2024	770,000	820,050
9.375%, 2/1/2013	500,000	556,875
Hercules, Inc., 6.75%, 10/15/2029	515,000	500,837
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	525,000	598,500
Huntsman LLC, 11.625%, 10/15/2010 (e)	747,000	862,785
IMC Global, Inc.:
7.375%, 8/1/2018	160,000	164,800
10.875%, 8/1/2013 (e)	392,000	462,560
Intermet Corp., 9.75%, 6/15/2009* (e)	235,000	117,500
MMI Products, Inc., Series B, 11.25%, 4/15/2007	500,000	497,500
Neenah Corp.:
144A, 11.0%, 9/30/2010	835,000	910,150
144A, 13.0%, 9/30/2013	428,070	432,351
Newpage Corp., 144A, 9.46%**, 5/1/2012	490,000	480,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	880,000	906,400
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	105,000	112,613
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	860,363	464,596
Pliant Corp., Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	110,000	97,350
11.125%, 9/1/2009	515,000	468,650
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	625,000	415,625
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	385,000	492,960
Sheffield Steel Corp., 11.375%, 8/15/2011	280,000	277,200
Texas Industries, Inc., 10.25%, 6/15/2011	460,000	516,350
TriMas Corp., 9.875%, 6/15/2012	1,250,000	1,231,250
UAP Holding Corp., Step-up Coupon, 0.0% to 1/15/2008, 10.75% to 7/15/2012	420,000	321,300
United States Steel LLC:
9.75%, 5/15/2010	577,000	634,700
10.75%, 8/1/2008	75,000	84,375
		18,734,802
Telecommunication Services 3.2%
AirGate PCS, Inc., 144A, 6.891%**, 10/15/2011	230,000	235,175
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	770,000	719,950
AT&T Corp.:
9.05%, 11/15/2011	497,000	567,201
9.75%, 11/15/2031	680,000	846,600
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (e)	200,000	193,500
8.375%, 1/15/2014 (e)	1,575,000	1,500,187
144A, 8.375%, 1/15/2014	165,000	157,163
Crown Castle International Corp., 9.375%, 8/1/2011	385,000	421,575
Dobson Communications Corp., 8.875%, 10/1/2013	475,000	387,125
Insight Midwest LP, 9.75%, 10/1/2009 (e)	235,000	245,575
LCI International, Inc., 7.25%, 6/15/2007 (e)	610,000	555,100
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	90,000	74,250
MCI, Inc., 8.735%, 5/1/2014	710,000	768,575
Nextel Communications, Inc.:
5.95%, 3/15/2014	610,000	617,625
7.375%, 8/1/2015	1,220,000	1,299,300
Nextel Partners, Inc., 8.125%, 7/1/2011	400,000	430,000
Northern Telecom Capital, 7.875%, 6/15/2026	345,000	343,275
Qwest Corp., 7.25%, 9/15/2025	675,000	610,875
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,165,000	1,310,625
144A, 14.0%, 12/15/2014	215,000	249,400
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	85,000	85,213
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	175,000	152,250
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	148,000	128,020
Ubiquitel Operating Co., 9.875%, 3/1/2011	155,000	167,787
US Unwired, Inc., Series B, 10.0%, 6/15/2012	310,000	340,225
Western Wireless Corp., 9.25%, 7/15/2013	90,000	102,825
		12,509,396
Utilities 2.8%
AES Corp., 144A, 8.75%, 5/15/2013	1,020,000	1,104,150
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	1,350,000	1,437,750
144A, 10.25%, 11/15/2007	70,000	77,000
Aquila, Inc., 14.875%, 7/1/2012	140,000	184,800
Calpine Corp.:
8.25%, 8/15/2005 (e)	300,000	267,000
144A, 8.5%, 7/15/2010 (e)	775,000	538,625
CMS Energy Corp.:
7.5%, 1/15/2009 (e)	290,000	297,250
8.5%, 4/15/2011 (e)	540,000	577,800
9.875%, 10/15/2007	760,000	819,850
DPL, Inc., 6.875%, 9/1/2011	560,000	596,400
Mission Energy Holding Co., 13.5%, 7/15/2008	1,495,000	1,752,888
NorthWestern Corp., 144A, 5.875%, 11/1/2014	250,000	254,032
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,342,000	1,355,420
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	600,000	642,000
10.0%, 10/1/2009	1,005,000	1,115,550
		11,020,515
Total Corporate Bonds (Cost $137,981,437)		135,238,572

Foreign Bonds — US$ Denominated 22.1%
Consumer Discretionary 1.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	415,000	433,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	750,000	843,750
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	695,000	733,225
Shaw Communications, Inc.:
7.25%, 4/6/2011	115,000	121,900
8.25%, 4/11/2010	1,025,000	1,122,375
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	850,000	637,500
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	280,000	273,000
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	550,000	478,500
		4,643,925
Consumer Staples 0.2%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	525,000	580,125
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	165,000	166,031
		746,156
Energy 1.1%
Luscar Coal Ltd., 9.75%, 10/15/2011	630,000	689,850
OAO Gazprom, 144A, 9.625%, 3/1/2013	925,000	1,084,563
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,865,027	2,079,505
Secunda International Ltd., 11.141%**, 9/1/2012	405,000	396,900
		4,250,818
Financials 0.3%
Conproca SA de CV, 12.0%, 6/16/2010	395,000	485,850
Eircom Funding, 8.25%, 8/15/2013	450,000	486,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	440,000	360,800
		1,332,650
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (e)	560,000	557,200
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	510,000	572,475
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	570,000	572,850
10.25%, 6/15/2007	1,070,000	1,134,200
12.5%, 6/15/2012	535,000	615,250
LeGrand SA, 8.5%, 2/15/2025	415,000	495,925
Stena AB:
7.0%, 12/1/2016	130,000	117,000
9.625%, 12/1/2012	240,000	259,800
		3,767,500
Materials 1.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014 (e)	450,000	472,500
Cascades, Inc.:
7.25%, 2/15/2013 (e)	550,000	541,750
144A, 7.25%, 2/15/2013	25,000	24,625
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	103,000
Crown Euro Holdings SA, 10.875%, 3/1/2013 (e)	390,000	445,575
ISPAT Inland ULC, 9.75%, 4/1/2014	652,000	744,910
Novelis, Inc., 144A, 7.25%, 2/15/2015	540,000	522,450
Rhodia SA, 8.875%, 6/1/2011 (e)	1,205,000	1,126,675
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	15,000	15,750
Tembec Industries, Inc.:
8.5%, 2/1/2011 (e)	1,915,000	1,464,975
8.625%, 6/30/2009 (e)	715,000	575,575
		6,037,785
Sovereign Bonds 15.2%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	1,750,000	2,217,093
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	2,250,000	2,137,500
Dominican Republic:
9.04%, 1/23/2013	1,280,000	1,174,400
144A, 9.04%, 1/23/2013	375,000	345,937
9.5%, 9/27/2006	950,000	933,375
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875% Series 18YR, 4.313%**, 4/15/2012	441,180	412,768
8.5%, 9/24/2012	400,000	541,507
8.875%, 10/14/2019 (e)	380,000	374,300
11.0%, 1/11/2012	1,200,000	1,389,000
11.0%, 8/17/2040	1,900,000	2,152,700
11.5%, 3/12/2008	700,000	792,750
14.5%, 10/15/2009	900,000	1,147,500
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	10,000
Province of Ontario, 2.65%, 12/15/2006 (e)	5,000,000	4,909,470
Republic of Argentina, 8.28%, 12/31/2033	4,142,489	3,558,227
Republic of Bulgaria, 8.25%, 1/15/2015	3,370,000	4,170,712
Republic of Colombia:
10.375%, 1/28/2033	740,000	797,350
10.75%, 1/15/2013	1,100,000	1,246,850
11.75%, 2/25/2020	300,000	364,500
Republic of Indonesia, 7.25%, 4/20/2015	1,810,000	1,742,125
Republic of Panama, 9.375%, 1/16/2023	700,000	822,500
Republic of Philippines:
8.375%, 2/15/2011	400,000	406,000
9.375%, 1/18/2017	2,700,000	2,862,000
9.5%, 10/21/2024	150,000	159,000
9.5%, 2/2/2030	1,100,000	1,078,000
9.875%, 1/15/2019	650,000	680,875
Republic of South Africa, 8.5%, 6/23/2017	700,000	868,000
Republic of Turkey:
7.375%, 2/5/2025	1,700,000	1,559,750
11.875%, 1/15/2030	500,000	655,000
12.375%, 6/15/2009	1,320,000	1,580,700
Republic of Uruguay, 7.25%, 2/15/2011	350,000	331,625
Republic of Venezuela:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..100%, 4.15%**, 4/20/2011	900,000	801,000
5.375%, 8/7/2010	300,000	269,250
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,200,000	1,195,500
9.25%, 9/15/2027	2,900,000	2,857,950
9.375%, 1/13/2034	300,000	296,700
10.75%, 9/19/2013	1,270,000	1,419,225
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,040,000	5,358,528
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	1,600,000	1,490,080
Series VII, 3.0%, 5/14/2011	1,600,000	1,368,000
United Mexican States:
5.375%, 6/10/2013	300,000	407,288
Series A, 6.625%, 3/3/2015	1,170,000	1,239,030
Series A, 9.875%, 2/1/2010	600,000	715,800
		58,839 865
Telecommunication Services 1.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	185,000	160,025
Axtel SA:
11.0%, 12/15/2013 (e)	395,000	408,825
144A, 11.0%, 12/15/2013	80,000	82,800
Embratel, Series B, 11.0%, 12/15/2008	254,000	282,575
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	0
11.5%, 12/15/2007*	2,345,000	0
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	545,000	495,950
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	105,000	74,550
INTELSAT, 6.5%, 11/1/2013 (e)	105,000	83,213
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	280,000	280,700
Millicom International Cellular SA, 10.0%, 12/1/2013	945,000	919,012
Mobifon Holdings BV, 12.5%, 7/31/2010	890,000	1,081,350
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	355,000	363,875
Nortel Networks Ltd., 6.125%, 2/15/2006	1,575,000	1,578,937
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014 (e)	15,000	14,363
		5,826,175
Total Foreign Bonds — US$ Denominated (Cost $89,773,043)		86,002,074

Foreign Bonds — Non US$ Denominated 23.1%
Consumer Discretionary 0.2%
IESY Repository GMBH, 144A, 8.75%, 5/15/2015 EUR	215,000	246,239
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	285,000	341,080
		587,319
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	315,000	399,277
Sovereign Bonds 22.8%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	500,000	744,398
Federal Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	3,400,000	5,784,044
Kingdom of Spain, 6.0%, 1/31/2008 EUR	12,000,000	16,934,248
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	7,157,500	555,148
Series MI-20, 8.0%, 12/7/2023 MXN	16,200,000	1,110,850
Series MI-10, 9.5%, 12/18/2014 MXN	1,440,000	121,627
Series M-20, 10.0%, 12/5/2024 MXN	15,400,000	1,270,646
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	8,922,763
Republic of Argentina:
5.83%, 12/31/2033 ARS	6,546,386	2,081,714
7.82%, 12/31/2033 EUR	1,549,332	1,555,132
Republic of Colombia, 12.0%, 10/22/2015 COP	858,000,000	354,225
Republic of Greece, 4.6%, 5/20/2013 EUR	17,250,000	23,971,118
Republic of Peru, 7.5%, 10/14/2014 EUR	600,000	824,228
Republic of Romania, 8.5%, 5/8/2012 EUR	1,070,000	1,772,247
Republic of Turkey:
15.0%, 2/10/2010 TRY	3,300,000	2,324,111
20.0%, 10/17/2007 TRY	74	55
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	10,700,000	20,772,300
		89,098,854
Total Foreign Bonds — Non US$ Denominated (Cost $85,672,407)		90,085,450

US Government Backed 10.9%
US Treasury Bonds:
5.375%, 2/15/2031	1,080,000	1,219,809
6.25%, 8/15/2023	6,400,000	7,691,501
7.25%, 5/15/2016	4,575,000	5,745,916
7.5%, 11/15/2016	350,000	449,586
12.0%, 8/15/2013	2,880,000	3,605,849
12.75%, 11/15/2010 (g)	6,100,000	6,403,811
US Treasury Notes:
3.625%, 1/15/2010	400,000	395,531
4.75%, 11/15/2008 (g)	12,350,000	12,739,791
5.75%, 8/15/2010 (g)	2,000,000	2,173,282
6.125%, 8/15/2007 (g)	1,850,000	1,949,437
Total US Government Backed (Cost $44,670,893)		42,374,513
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	4,239	6,782
GEO Specialty Chemicals, Inc.*	10,608	137,904
GEO Specialty Chemicals, Inc., 144A*	966	14,490
IMPSAT Fiber Networks, Inc.*	20,919	132,313
Total Common Stocks (Cost $1,351,386)		291,489
Warrants 0.0%
Dayton Superior Corp., 144A*	40	0
DeCrane Aircraft Holdings, Inc., 144A*	2,740	0
Destia Communications, Inc., 144A*	1,425	0
TravelCenters of America, Inc.*	125	16
Total Warrants (Cost $640)		16

Preferred Stocks 0.3%
Paxson Communications Corp., 14.25%, (PIK)	81	599,603
TNP Enterprises, Inc., 14.5%, "D" (PIK)	434	479,570
Total Preferred Stocks (Cost $1,246,158)		1,079,173
	Principal Amount ($)(c)	Value ($)

Convertible Bonds 0.3%
Consumer Discretionary
DIMON, Inc., 6.25%, 3/31/2007	700,000	686,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	285,000	283,575
144A, Series EURO, 7.5%, 9/25/2006	55,000	54,725
Total Convertible Bonds (Cost $984,455)		1,024,300

Loan Participations 0.5%
Citigroup Global (Severstal), 8.625%, 2/24/2009	274,000	284,714
Kingdom of Morocco, Series A, 2.781%**, 1/5/2009	376,000	372,240
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 2.813%**, 3/4/2010	1,176,902	1,168,075
Total Loan Participations (Cost $1,800,669)		1,825,029
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	820,000	647,800
SpinCycle, Inc., "F" (Common Stock Unit)	184	203
SpinCycle, Inc., (Common Stock Unit)	26,151	28,766
Total Other Investments (Cost $724,207)		676,769
	Shares	Value ($)

Securities Lending Collateral 9.3%
Scudder Daily Assets Fund Institutional, 2.94% (d) (f) (Cost $36,207,220)	36,207,220	36,207,220

Cash Equivalents 4.5%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $17,757,353)	17,757,353	17,757,353
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $418,169,868) (a)	106.0	412,561,958
Other Assets and Liabilities, Net	(6.0)	(23,317,906)
Net Assets	100.0	389,244,052

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

The following table represents bonds that are in default.

Security	Coupon (%)	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	270,000	USD	244,931	265,950
Esprit Telecom Group PLC:	10.875 11.5	6/15/2008 12/15/2007	800,000 2,345,000	USD USD	792,748 2,344,473	0 0
FRD Acquisition Co.	12.5	7/15/2004	230,000	USD	0	0
GS Technologies Operating Co., Inc.	12.0	9/1/2004	269,411	USD	269,411	674
Grupo Iusacell SA de CV	10.0	7/15/2004	105,000	USD	64,163	74,550
Imperial Home Decor Group, Inc.	11.0	3/15/2008	720,000	USD	702,055	0
Intermet Corp.	9.75	6/15/2009	235,000	USD	96,350	117,500
Oxford Automotive, Inc.	12.0	10/15/2010	860,363	USD	583,377	464,596
					5,097,508	923,270

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

(a) The cost for federal income tax purposes was $421,967,212. At April 30, 2005, net unrealized depreciation for all securities based on tax cost was $9,405,254. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,828,278 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,233,532.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount in US dollars unless otherwise noted.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at April 30, 2005 amounted to $35,359,115, which is 9.1% of net assets.

(f) Represents collateral held in connection with securities lending.

(g) At April 30, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

PIK denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At April 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canada Bond	6/21/2005	68	6,050,209	6,105,031	54,822
UK Treasury Bond	6/28/2005	9	1,888,492	1,913,016	24,524
10 Year Japanese Government Bond	6/9/2005	27	35,369,822	36,182,833	813,011
Total unrealized appreciation					892,357

At April 30, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contract Amounts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Germany Bond	6/8/2005	142	21,726,654	22,054,020	(327,366)
10 Year US Treasury Bond	6/21/2005	149	16,354,550	16,601,859	(247,309)
Total unrealized depreciation					(574,675)

At April 30, 2005, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Net Unrealized Appreciation ($)
3/21/2005 6/20/2010	22,000,000+	Fixed — 3.60%	Dow Jones CDX High Yield 100	81,400

At April 30, 2005, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Net Unrealized Depreciation ($)
3/21/2005 6/20/2010	22,000,000+	Fixed — 2.10%	Dow Jones CDX Emerging Markets 17	(150,883)

Counterparty:

+ JPMorgan Chase Bank

Currency Abbreviations
ARS	Argentine Peso	GBP	British Pound	TRY	New Turkish Lira
COP	Colombian Peso	JPY	Japanese Yen	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $364,205,295) including $35,359,115 of securities loaned	$ 358,597,385
Investment in Scudder Cash Management QP Trust (cost $17,757,353)	17,757,353
Investment in Scudder Daily Assets Fund Institutional (cost $36,207,220)*	36,207,220
Total investments in securities, at value (cost $418,169,868)	412,561,958
Cash	504,951
Foreign currency, at value (cost $5,431,591)	5,423,482
Receivable for investments sold	2,259,501
Interest receivable	7,872,400
Receivable for Fund shares sold	297,024
Foreign taxes recoverable	201,097
Receivable for daily variation margin on open futures contracts	72,322
Open swap contract receivable	742,500
Unrealized appreciation on credit default swap contract	81,400
Unrealized appreciation on forward foreign currency exchange contracts	739,590
Other assets	77,636
Total assets	430,833,861
Liabilities
Payable for investments purchased	3,721,007
Payable upon return of securities loaned	36,207,220
Unrealized depreciation on credit default swap contract	150,883
Payable for Fund shares redeemed	794,504
Net payable on closed forward foreign currency exchange contracts	9,968
Open swap contract payable	286,000
Unrealized depreciation on forward foreign currency exchange contracts	21,830
Accrued management fee	177,293
Other accrued expenses and payables	221,104
Total liabilities	41,589,809
Net assets, at value	$ 389,244,052

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	776,292
Net unrealized appreciation (depreciation) on: Investments	(5,607,910)
Credit default swaps	(69,483)
Futures	317,682
Foreign currency related transactions	929,412
Accumulated net realized gain (loss)	(96,634,471)
Paid-in capital	489,532,530
Net assets, at value	$ 389,244,052
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($332,368,398 ÷ 69,776,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.76
Maximum offering price per share (100 ÷ 95.50 of $4.76)	$ 4.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,789,713 ÷ 7,517,605 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.76

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,771,583 ÷ 4,335,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.79
Class S Net Asset Value, offering and redemption price(a) per share ($314,358 ÷ 66,007 outstanding shares of beneficial interest)	$ 4.76

(a) Redemption price per shares held less than 30 days is equal to the net asset value less a 2% redemption fee.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 83,064
Interest	12,946,583
Interest — Scudder Cash Management QP Trust	145,515
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	74,164
Total Income	13,249,326
Expenses: Management fee	1,135,903
Services to shareholders	507,970
Custodian fees	44,811
Distribution service fees	689,019
Auditing	27,556
Legal	9,925
Trustees' fees and expenses	14,036
Reports to shareholders	28,124
Registration fees	28,229
Other	12,301
Total expenses, before expense reductions	2,497,874
Expense reductions	(23,668)
Total expenses, after expense reductions	2,474,206
Net investment income	10,775,120
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	$ 17,052,986
Credit default swaps	318,500
Futures	1,691,096
Written options	1,250,310
Foreign currency related transactions	(2,276,679)
18,036,213
Net unrealized appreciation (depreciation) during the period on: Investments	(18,955,690)
Credit default swaps	(69,483)
Futures	50,903
Written options	(171,117)
Foreign currency related transactions	2,254,930
(16,890,457)
Net gain (loss) on investment transactions	1,145,756
Net increase (decrease) in net assets resulting from operations	$ 11,920,876

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income	$ 10,775,120	$ 23,865,960
Net realized gain (loss) on investment transactions	18,036,213	553,295
Net unrealized appreciation (depreciation) during the period on investment transactions	(16,890,457)	20,922,050
Net increase (decrease) in net assets resulting from operations	11,920,876	45,341,305
Distributions to shareholders from: Net investment income: Class A	(9,902,346)	(21,182,999)
Class B	(985,007)	(3,091,322)
Class C	(519,573)	(1,131,402)
Class S	(2,218)	—
Fund share transactions: Proceeds from shares sold	34,736,187	67,182,472
Reinvestment of distributions	7,766,006	17,048,946
Cost of shares redeemed	(54,056,835)	(123,957,745)
Redemption fees	1,490	—
Net increase (decrease) in net assets from Fund share transactions	(11,553,152)	(39,726,327)
Increase (decrease) in net assets	(11,041,420)	(19,790,745)
Net assets at beginning of period	400,285,472	420,076,217
Net assets at end of period (including undistributed net investment income of $776,292 and $1,410,316, respectively)	$ 389,244,052	$ 400,285,472

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.76	$ 4.53	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.28	.27	.32	.39	.48
Net realized and unrealized gain (loss) on investment transactions	.01	.25	.49	(.21)	(.20)	(.72)
Total from investment operations	.14	.53	.76	.11	.19	(.24)
Less distributions from: Net investment income	(.14)	(.30)	(.10)	(.25)	(.34)	(.34)
Tax return of capital	—	—	(.21)	(.11)	(.09)	(.11)
Total distributions	(.14)	(.30)	(.31)	(.36)	(.43)	(.45)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 4.76	$ 4.76	$ 4.53	$ 4.08	$ 4.33	$ 4.57
Total Return (%)[d]	2.96**	12.01	19.05	2.38	4.47	(4.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	334	329	300	322	359
Ratio of expenses before expense reductions (%)	1.10*	1.05	1.12	1.12	1.21[e]	1.10
Ratio of expenses after expense reductions (%)	1.10*	1.05	1.12	1.12	1.19[e]	1.09
Ratio of net investment income (loss) (%)	5.53*	6.01	6.11	7.54	8.78	9.55
Portfolio turnover rate (%)	213*	169	180	86	124	37

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.76	$ 4.52	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.24	.23	.29	.35	.43
Net realized and unrealized gain (loss) on investment transactions	.01	.25	.48	(.21)	(.21)	(.72)
Total from investment operations	.12	.49	.71	.08	.14	(.29)
Less distributions from: Net investment income	(.12)	(.25)	(.08)	(.23)	(.30)	(.30)
Tax return of capital	—	—	(.19)	(.10)	(.08)	(.10)
Total distributions	(.12)	(.25)	(.27)	(.33)	(.38)	(.40)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 4.76	$ 4.76	$ 4.52	$ 4.08	$ 4.33	$ 4.57
Total Return (%)[d]	2.46e**	11.03	18.08	1.77	3.20	(5.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	46	71	82	100	119
Ratio of expenses before expense reductions (%)	2.14*	1.94	1.94	1.94	2.22[f]	2.11
Ratio of expenses after expense reductions (%)	2.05*	1.94	1.94	1.94	2.22[f]	2.10
Ratio of net investment income (loss) (%)	4.58*	5.12	5.29	6.73	7.75	8.50
Portfolio turnover rate (%)	213*	169	180	86	124	37

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.79	$ 4.56	$ 4.11	$ 4.36	$ 4.60	$ 5.29
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.24	.24	.29	.37	.45
Net realized and unrealized gain (loss) on investment transactions	.01	.25	.49	(.20)	(.21)	(.72)
Total from investment operations	.12	.49	.73	.09	.16	(.27)
Less distributions from: Net investment income	(.12)	(.26)	(.09)	(.23)	(.31)	(.32)
Tax return of capital	—	—	(.19)	(.11)	(.09)	(.10)
Total distributions	(.12)	(.26)	(.28)	(.34)	(.40)	(.42)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 4.79	$ 4.79	$ 4.56	$ 4.11	$ 4.36	$ 4.60
Total Return (%)[d]	2.50**	11.08	18.20	2.00	3.55	(5.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	20	15	16	19
Ratio of expenses before expense reductions (%)	1.97*	1.90	1.79	1.76	1.87[e]	1.76
Ratio of expenses after expense reductions (%)	1.97*	1.90	1.79	1.76	1.84[e]	1.75
Ratio of net investment income (loss) (%)	4.67*	5.16	5.44	6.90	8.13	8.87
Portfolio turnover rate (%)	213*	169	180	86	124	37

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.88
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	(.10)
Total from investment operations	(.05)
Less distributions from: Net investment income	(.07)
Redemption fees	.00***
Net asset value, end of period	$ 4.76
Total Return (%)	(1.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses (%)	1.01*
Ratio of net investment income (loss) (%)	4.79*
Portfolio turnover rate (%)	213*

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On February 1, 2005 the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Company may buy or sell credit default swap contracts to seek to increase the Company's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Company would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Company. In return, the Company would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Company would keep the stream of payments and would have no payment obligations. The Company may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Company would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Company in the event of a default. When the Company sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Company.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Company receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $110,356,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), and October 31, 2012 ($1,247,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $349,557,149 and $385,462,196, respectively. Purchases and sales of US Treasury securities aggregated $546,895,548 and $44,423,698, respectively.

For the six months ended April 30, 2005, transactions for written options were as follows:

	Contract Amounts	Premium ($)
Outstanding at beginning of period	930,773,500	296,926
Options written	—	—
Options closed	(930,773,500)	(296,926)
Options exercised	—	—
Options expired	—	—
Outstanding at end of period	—	—

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of the portion of the Fund's net assets invested in emerging market debt securities. The subadvisor is paid by the Advisor for its services.

Effective October 1, 2003 through January 31, 2006 (Class S commenced operations on February 1, 2005 through January 31, 2006), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C and S shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 286,277	$ —	$ 27,696
Class B	91,968	19,707	3,796
Class C	29,300	—	3,767
Class S	88	—	88
	$ 407,633	$ 19,707	$ 35,347

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 153,538	$ 21,664
Class C	78,328	12,859
	$ 231,866	$ 34,523

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 382,956	$ 65,023.23%
Class B	49,132	7,220.24%
Class C	25,065	4,250.24%
	$ 457,153	$ 76,493

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $26,282.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $54,839 and $547, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $147 and $132, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $2,557, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2005, the custodian fees were reduced by $1,404 for the Fund's custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Forward Foreign Currency Commitments

As of April 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	1,319,408	USD	1,749,805	5/27/2005	$ 50,703
EUR	267,000	USD	351,156	5/27/2005	7,319
EUR	277,714	USD	364,289	5/27/2005	6,655
USD	9,516,000	AUD	12,496,225	7/22/2005	187,668
USD	4,992,000	JPY	536,390,400	7/22/2005	161,847
EUR	6,622,003	USD	8,602,611	7/22/2005	60,396
CAD	2,281,369	USD	1,872,000	7/22/2005	56,576
USD	3,900,000	CHF	4,677,114	7/22/2005	34,743
GBP	6,045,828	USD	11,487,074	7/22/2005	100
EUR	4,629,000	USD	6,068,156	7/28/2005	95,734
TRY	3,238,000	USD	2,311,206	7/28/2005	54,708
EUR	661,000	USD	866,505	7/28/2005	13,670
MXN	18,036,000	USD	1,608,347	7/28/2005	4,609
MXN	7,859,250	USD	700,000	7/28/2005	1,166
EUR	275,000	USD	355,850	7/28/2005	1,040
EUR	144,266	USD	187,819	9/9/2005	1,372
EUR	19,340	USD	26,076	9/9/2005	1,081
EUR	153,100	USD	198,208	9/27/2005	203
Total unrealized appreciation					$ 739,590
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
JPY	2,700,000	USD	25,472	5/2/2005	$ (284)
GBP	1,800	USD	3,431	5/3/2005	(2)
JPY	4,590,000	USD	43,669	5/6/2005	(131)
MXN	246,334	USD	21,465	5/27/2005	(700)
MXN	1,412,856	USD	124,980	5/27/2005	(2,150)
MXN	6,350,296	USD	566,839	5/27/2005	(4,563)
USD	215,389	EUR	280,036	5/27/2005	(4,182)
USD	680,000	ARS	1,987,640	5/27/2005	(2,082)
SEK	44,699,380	USD	6,552,000	7/22/2005	(4,317)
USD	806,570	RUB	22,342,000	7/28/2005	(2,510)
USD	200,000	ARS	591,500	8/26/2005	(341)
ARS	591,500	USD	188,105	8/26/2005	(568)
Total unrealized depreciation					$ (21,830)
Currency Abbreviations
ARS	Argentine Peso	EUR	Euro Currency	RUB	New Russian Ruble
AUD	Australia Dollar	GBP	British Pounds	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	New Turkish Lira
CHF	Swiss Franc	MXN	Mexican Peso	USD	United States Dollar

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,909,412	$ 28,598,137	10,954,051	$ 50,935,228
Class B	554,532	2,688,215	2,283,959	10,540,041
Class C	642,453	3,126,381	1,219,779	5,707,203
Class S*	67,138	323,454	—	—
		$ 34,736,187		$ 67,182,472
Shares issued to shareholders in reinvestment of distributions
Class A	1,403,575	$ 6,774,282	3,086,200	$ 14,253,270
Class B	127,352	614,798	432,069	1,993,261
Class C	77,216	374,967	172,733	802,415
Class S*	410	1,959	—	—
		$ 7,766,006		$ 17,048,946
Shares redeemed
Class A	(7,738,366)	$ (37,475,334)	(16,487,130)	$ (76,257,916)
Class B	(2,775,111)	(13,440,241)	(8,866,661)	(40,897,932)
Class C	(642,962)	(3,133,826)	(1,465,845)	(6,801,897)
Class S*	(1,541)	(7,434)	—	—
		$ (54,056,835)		$ (123,957,745)
Redemption fees		$ 1,490		$ —
Net increase (decrease)
Class A	(425,379)	$ (2,102,135)	(2,446,879)	$ (11,069,418)
Class B	(2,093,227)	(10,137,214)	(6,150,633)	(28,364,630)
Class C	76,707	368,218	(73,333)	(292,279)
Class S*	66,007	317,979	—	—
		$ (11,553,152)		$ (39,726,327)

* For the period February 1, 2005 (commencement of operations of Class S shares) to April 30, 2005.

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	81123J-100	81123J-209	81123J-308
Fund Number	010	210	310

For shareholders of Class S*

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KSTSX
Fund Number	391

* Scudder Strategic Income Fund Class S shares commenced operations on February 1, 2005.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005